Contact:    Michael Murtaugh, VP and General Counsel
            BAB Holdings, Inc.
            8501 West Higgins Road, Suite 320
            Chicago, Illinois 60631
            773.380.6100/Fax: 773.380.6183

FOR IMMEDIATE RELEASE

BAB ANNOUNCES RENEWAL OF LINE OF CREDIT

CHICAGO--(BUSINESS WIRE)--April 19, 2000--BAB Holdings, Inc. (Nasdaq: BAGL) today announced that its $1.5 million line of credit with CIB Bank has been renewed to July 31, 2000. As previously announced, an affiliate of a New York Internet Incubator will provide substitute long term financing upon completion of the proposed merger with BAB.